UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2015

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(d) Election of Directors

On February 4, 2015, the Board of Directors of First BanCorp. (the "Corporation") and FirstBank Puerto Rico (the "Bank"), the Corporation's wholly owned subsidiary bank, elected Ms. Luz A. Crespo to serve as a director on the Corporation’s and the Bank's Board of Directors effective as of February 4, 2015.

On February 9, 2015, the Corporation and Ms. Crespo entered into an Offer Letter pursuant to which Ms. Crespo will be paid fees for her services as a Director in a total amount equal to $100,000 per year (such amount, the "Annual Fee"). The Annual Fee will be payable seventy-five percent (75%) in cash (the "Annual Retainer") and twenty-five percent (25%) in the form of an annual grant of restricted stock (the "Restricted Stock"), under the Corporation’s 2008 Omnibus Incentive Plan, as amended on December 9, 2011. The cash Annual Retainer will be paid in equal installments on a monthly basis over a twelve-month period. The Restricted Stock will be awarded at the beginning of each twelve-month period during which Ms. Crespo is a Director and will be subject to a twelve-month vesting period. In addition, she may receive additional compensation in the form of retainers depending upon the Board committees to which she is appointed by the Board. In connection with the performance of her duties as a director, Ms. Crespo will be entitled to reimbursement of certain expenses. The Annual Fee, the reimbursement of expenses and the additional payments for service on the various Board committees are consistent with the current director compensation structure. The foregoing description of Ms. Crespo’s offer letter is qualified in its entirety by reference to the full text of the offer letter which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, Ms. Crespo received a one-time grant of $150,000 payable in restricted stock (the "Additional Restricted Stock") upon her election as a director. This grant is consistent with awards made to directors in April 2014. The Additional Restricted Stock will vest ratably over a five-year period.

Ms. Crespo has been appointed to serve on the Audit Committee of the Corporation’s and the Bank's Board of Directors.

Ms. Luz A. Crespo is a retired General Manager of the Enterprise Business Division (Puerto Rico Manufacturing Operation-PRMO) of Hewlett-Packard Puerto Rico ("HP") located in Aguadilla. Her tenure at HP lasted for 31 years from 1981 to 2013, where she successfully worked in the HP Computing and Printing and Personal Systems business units. She also contributed to the enterprise and consumer segments through various roles.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit - Description of Exhibit

10.1 - Offer Letter between First BanCorp. and Luz A. Crespo

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

February 9, 2015	By:	/s/ Lawrence Odell

Name: Lawrence Odell
Title: EVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter between First BanCorp. and Luz A. Crespo